UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 11, 2013

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 2.02.    Results of Operations and Financial Condition.
Item 8.01.    Other Events.

Mark-to-Market Accounting Change and Other Pension Items

On July 25, 2013, W. R. Grace & Co. (the “Company”) announced its intent to change its method of accounting for actuarial gains and losses relating to its global defined benefit pension plans to a more preferable method under U.S. generally accepted accounting principles (“GAAP”).

The Company’s new method of accounting is referred to as “mark-to-market accounting” and includes immediate recognition of actuarial gains and losses in pension costs in the period in which they occur. Under the Company's previous accounting method, such amounts were deferred and amortized under the corridor approach. In addition, the Company will no longer update the balance sheet funded status of its pension plans each quarter for changes in discount rates and actual returns on assets, but rather will perform such update annually as of the end of each year.

This new accounting method will be adopted in the 2013 fourth quarter, and retrospectively applied to the Company’s financial results for all periods to be presented in its annual report on Form 10-K for the year ended December 31, 2013. Refer to the financial statement schedules attached hereto as Exhibit 99.1 for the effect of the accounting change for the first, second and third quarters of 2013, for the full year and each quarter of 2012 and for the full year of 2011.

Under mark-to-market accounting, the Company’s pension costs consist of two elements: 1) ongoing costs recognized quarterly, which include service and interest costs, expected returns on plan assets, and amortization of prior service costs/credits; and 2) mark-to-market gains and losses recognized annually in the fourth quarter resulting from changes in actuarial assumptions, such as discount rates and the difference between actual and expected returns on plan assets.

Grace believes that the mark-to-market accounting method is preferable as it better aligns the economics of the defined benefit pension plans with their accounting measures, eliminates delays in recognizing gains and losses in operating results, and improves transparency in Grace's operating results by immediately recognizing the effects of economic and interest rate trends on plan investments and assumptions in the year these effects actually occur.

Effect on Financial Statements and Profitability Performance Measures

As a result of the retrospective application of the new accounting method, accumulated actuarial losses as of January 1, 2009, will be reclassified from “accumulated comprehensive income (loss)” to “retained earnings.” In addition, in order to better reflect the nature of pension costs in the Company's operating results, the Company is retrospectively revising the classification of defined benefit pension expense. Pension costs previously reported as a separate line item in the Consolidated Statements of Operations will be reported in “cost of goods sold” and in “selling, general and administrative expenses” based upon the functions of the employees to which the pension costs relate. Finally, the Company has revised its accounting such that a portion of the defined benefit pension expense has been and will continue to be capitalized into inventories prior to being reported in “cost of goods sold”. The Company believes that the change in classification of defined benefit pension costs and the change to inventory capitalization are not material to all prior periods.

The Company will continue to manage its defined benefit pension plans at the corporate level. Accordingly, defined benefit pension expense will continue to be excluded from segment gross profit and segment operating income. In the accompanying financial statement schedules, the profitability performance measures for the business segments are unchanged from amounts previously reported. A new line item labeled “Total Segments” has been added which excludes defined benefit pension expense, including any mark-to-market adjustments, and is unchanged from amounts previously reported as “Total Grace.” The new “Total Grace” line item for the adjusted profitability performance measures includes only the ongoing pension costs recognized quarterly. Mark-to-market adjustments will be excluded from the Company’s non-GAAP Adjusted EBIT measure.

The financial statement schedules present Grace’s Consolidated Statements of Operations, Analysis of Operations and Profitability Performance Measures adjusted for each of the items set forth above.

Effect on Adjusted EBIT and Adjusted EPS

Grace expects the change in its method of accounting to increase Adjusted EBIT for 2013 by approximately $45 million. Such change is expected to increase Adjusted EPS by approximately $0.39 per share. This accounting change has no effect on cash flow.

Other Reclassifications

Unrelated to the pension accounting changes described above, the Company is updating the presentation of its Consolidated Statements of Operations by combining the line items “restructuring expenses and related asset impairments” and “provision for environmental remediation” with “other (income) expense” and by adding a new line item labeled “interest accretion on deferred payment obligations” to be used for the non-cash interest related to Grace’s deferred payment obligations following emergence from bankruptcy. These changes are included in the accompanying financial statement schedules.

Conference Call

The Company will host a conference call and webcast on Thursday, December 12, 2013 at 11:00 a.m. ET to discuss the adoption of mark-to-market accounting. Access to the live webcast and the accompanying slides will be available through the Investor Relations section of the company’s web site at http://investor.grace.com. Those without access to the Internet can participate by dialing +1 800.299.9630 (U.S.) or +1 617.786.2904 (International). The participant passcode is 61464921. Investors are advised to dial into the call at least 10 minutes early in order to register. An audio replay will be available at 12:00 p.m. ET on December 12. The replay will be accessible by dialing +1 888.286.8010 (U.S.) or +1 617.801.6888 (International) and entering the participant passcode 44387848. The replay will be available for one week.

This report, including the exhibits hereto, contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues” or similar expressions. Forward-looking statements include, without limitation, all statements regarding Grace's Chapter 11 case; expected financial positions; results of operations; cash flows; financing plans; business strategy; budgets; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: developments affecting Grace's bankruptcy, propose plan of reorganization and settlements with certain creditors, the cost and availability of raw materials (including rare earth) and energy, developments affecting Grace's underfunded and unfunded pension obligations, risks related to foreign operations, especially in emerging region, acquisitions and divestitures of assets and gains and losses from dispositions or impairments, the effectiveness of its research and development and growth investments, its legal and environmental proceedings, costs of compliance with environmental regulation and those factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace's projections and forward-looking statements, which speak only as the date thereof. Grace undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this report, or to update them to reflect events or circumstances occurring after the date of this report.

Item 9.01.    Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Financial Statement Schedules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Hudson La Force III

Hudson La Force III
Senior Vice President and Chief Financial Officer

Dated: December 11, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Financial Statement Schedules